SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2008

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification Number

001-32206	GREAT PLAINS ENERGY INCORPORATED	43-1916803
(A Missouri Corporation)
1201 Walnut Street
Kansas City, Missouri 64106
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

000-51873	KANSAS CITY POWER & LIGHT COMPANY	44-0308720
(A Missouri Corporation)
1201 Walnut Street
Kansas City, Missouri 64106
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This combined Current Report on Form 8-K is being filed by Great Plains Energy Incorporated (Great Plains Energy) and Kansas City Power & Light Company (KCP&L).  KCP&L is a wholly owned subsidiary of Great Plains Energy and represents a significant portion of its assets, liabilities, revenues, expenses and operations.  Thus, all information contained in this report relates to, and is filed by, Great Plains Energy.  Information that is specifically identified in this report as relating solely to Great Plains Energy, such as its financial statements and all information relating to Great Plains Energy’s other operations, businesses and subsidiaries, including Strategic Energy, L.L.C. (Strategic Energy), does not relate to, and is not filed by, KCP&L.  KCP&L makes no representation as to that information.  Neither Great Plains Energy nor Strategic Energy have any obligation in respect of KCP&L’s debt securities and holders of such securities should not consider Great Plains Energy’s or Strategic Energy’s financial resources or results of operations in making a decision with respect to KCP&L’s debt securities.  Similarly, KCP&L has no obligation in respect of securities of Great Plains Energy and of Strategic Energy.

Item 2.02	Results of Operations and Financial Condition

On May 7, 2008, Great Plains Energy issued a press release announcing first quarter 2008 results.  A copy of the press release is attached as Exhibit 99.

The press release contains information regarding Great Plains Energy’s reportable segments, including the KCP&L reportable segment.  Accordingly, information in the press release relating to KCP&L is also being furnished on behalf of KCP&L.

The information under this Item 2.02 and in Exhibit 99 hereto is being furnished and shall not be deemed filed for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended.  The information under this Item 2.02 and Exhibit 99 hereto shall not be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, unless otherwise expressly indicated in such registration statement or other document.

Item 8.01	Other Information

On May 7, 2008, KCP&L announced the completion of a cost and schedule update for the Iatan 1 environmental project and the Iatan 2 coal plant construction project.  This updated assessment was driven by several factors, including (a) the combined projects reaching a milestone of 70% - 75% of the engineering work completed; (b) the integration of the Iatan 2 “Balance of Plant” schedule and quantity estimates from Kiewit Industrial Corporation into the master schedule and budget; and (c) continued challenging construction market trends, including rapidly escalating costs for construction materials and services, the level of global investment in power production facilities, the decline in the value of the U.S. dollar, and constrained labor availability.  KCP&L announced the following results:

•	Based on the top end of the new estimate ranges, the combined increase in projected costs of the Iatan 1 environmental project and the new Iatan 2 unit is approximately 19 percent.
•
Compared to the previous estimate of $837 million - $914 million issued in December 2006, KCP&L’s approximate 55 percent share of the total projected cost of Iatan 2 has increased to a range of $994 million - $1.051 billion, with the top end of the range representing a 15 percent increase.

•	The in-service date for Iatan 2 continues to be the summer of 2010.

•
KCP&L’s 70 percent share of the projected cost of the Iatan 1 environmental project has increased to a range of $330 million - $350 million.  This represents an increase of 33 percent compared to the top end of the previous range estimate of $255 million - $264 million for Iatan 1 included in KCP&L’s December 2006 projection of Total Environmental Retrofits under its Comprehensive Energy Plan.

•	The in-service date for the Iatan 1 project is now expected to be February 2009 compared to the previous estimate of year-end 2008.

Item 9.01	Financial Statements and Exhibits

(d) Exhibit No.

99	Press release issued by Great Plains Energy Incorporated on May 7, 2008 (furnished and not deemed filed for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended).

Forward Looking Statements:
Statements made in this report that are not based on historical facts are forward-looking, may involve risks and uncertainties, and are intended to be as of the date when made.  Forward-looking statements include, but are not limited to, statements regarding projected delivered volumes and margins, the outcome of regulatory proceedings, cost estimates of the Comprehensive Energy Plan and other matters affecting future operations.  In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the registrants are providing a number of important factors that could cause actual results to differ materially from the provided forward-looking information.  These important factors include: future economic conditions in the regional, national and international markets, including but not limited to regional and national wholesale electricity markets; market perception of the energy industry, Great Plains Energy and KCP&L; changes in business strategy, operations or development plans; effects of current or proposed state and federal legislative and regulatory actions or developments, including, but not limited to, deregulation, re-regulation and restructuring of the electric utility industry; decisions of regulators regarding rates KCP&L can charge for electricity; adverse changes in applicable laws, regulations, rules, principles or practices governing tax, accounting and environmental matters including, but not limited to, air and water quality; financial market conditions and performance including, but not limited to, changes in interest rates and credit spreads and in availability and cost of capital and the effects on pension plan assets and costs; credit ratings; inflation rates; effectiveness of risk management policies and procedures and the ability of counterparties to satisfy their contractual commitments; impact of terrorist acts; increased competition including, but not limited to, retail choice in the electric utility industry and the entry of new competitors; ability to carry out marketing and sales plans; weather conditions including weather-related damage; cost, availability, quality and deliverability of fuel; ability to achieve generation planning goals and the occurrence and duration of planned and unplanned generation outages; delays in the anticipated in-service dates and cost increases of additional generating capacity and environmental projects; nuclear operations; ability to enter new markets successfully and capitalize on growth opportunities in non-regulated businesses and the effects of competition; workforce risks including retirement compensation and benefits costs; performance of projects undertaken by non-regulated businesses and the success of efforts to invest in and develop new opportunities; the ability to successfully complete merger, acquisition or divestiture plans (including the acquisition of Aquila, Inc., and Aquila’s sale of assets to Black Hills Corporation); risks that the transaction for Strategic Energy, L.L.C. may not close; and other risks and uncertainties.  Other risk factors are detailed from time to time in Great Plains Energy’s most recent quarterly report on Form 10-Q or annual report on Form 10-K filed with the Securities and Exchange Commission.  This list of factors is not all-inclusive because it is not possible to predict all factors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT PLAINS ENERGY INCORPORATED

/s/ Terry Bassham
Terry Bassham
Executive Vice President- Finance & Strategic Development and Chief Financial Officer

KANSAS CITY POWER & LIGHT COMPANY

/s/ Terry Bassham
Terry Bassham
Chief Financial Officer

Date: May 7, 2008.